                                                                                 Other Names
                                                         State of                Under Which
                                                       Incorporation/              Conducts
Subsidiary                                              Organization               Business
---------------------------------------------------- ------------------ ------------------------------
AMADOR    SERVICES, LLC                              California
AMERICAN DISPOSAL COMPANY, INC.                      Washington
AMERICAN SANITARY SERVICE, INC.                      Oregon
ARROW SANITARY SERVICE, INC.                         Oregon             Arrow Sanitary
                                                                        Oregon Paper Fiber
BITUMINOUS RESOURCES, INC.                           Kentucky
BUTLER COUNTY LANDFILL, INC.                         Nebraska
CAMINO REAL ENVIRONMENTAL CENTER, INC.               New Mexico
COLD CANYON LANDFILL, INC.                           California         Cold Canyon
                                                                          Processing Facility
COLUMBIA RESOURCE CO., LP                            Washington
COMMUNITY REFUSE DISPOSAL, INC.                      Nebraska
CONTRACTORS WASTE SERVICES, INC.                     Kentucky
CORRAL DE PIEDRA LAND COMPANY                        California
CURRY TRANSFER AND RECYCLING, INC.                   Oregon             City Transfer
                                                                          & Recycling
                                                                        Country Transfer
                                                                          & Recycling
                                                                        County Transfer
                                                                          & Recycling
                                                                        Extra Mile Disposal
                                                                          & Hauling
                                                                        Harrell's Septic

                                                                        Roto-Rooter of
                                                                          Curry County

                                                                        Westlane Disposal
DM DISPOSAL CO., INC.                                Washington         American Portable
                                                                          Storage
                                                                        D.M. Recycling
                                                                        Superior Refuse
                                                                          Removal
DENVER REGIONAL LANDFILL, INC.                       Colorado
EL PASO DISPOSAL, LP                                 Texas              Caprock Waste
                                                                          Services
                                                                          Company, LLC
                                                                        Waste Wranglers
EMPIRE DISPOSAL, INC.                                Washington
ENVIRONMENTAL TRUST COMPANY                          Tennessee

FINLEY-BUTTES LIMITED PARTNERSHIP                    Oregon             Finley Buttes Landfill
                                                                          Company
FINNEY COUNTY LANDFILL, INC.                         Delaware
G&P DEVELOPMENT, INC.                                Nebraska
ISLAND DISPOSAL, INC.                                Washington         Whidbey Recycling
                                                                          Services
J BAR J LAND, INC.                                   Nebraska
LEALCO, INC.                                         Texas              ABC Waste Collection

LES' COUNTY SANITARY, INC.                           Oregon
MDSI OF LA, INC.                                     California
MADERA DISPOSAL SYSTEMS, INC.                        California         Allied Disposal
                                                                          Company
                                                                        Bishop Waste
                                                                          Disposal
                                                                        Coastal Rolloff Service
                                                                        Riverdale Disposal
                                                                          Service
                                                                        Sierra Disposal
                                                                        Western Johns
MAMMOTH    DISPOSAL COMPANY                          California
MANAGEMENT ENVIRONMENTAL NATIONAL, INC.              Washington
MASON COUNTY GARBAGE CO., INC.                       Washington
MILLENIUM WASTE INCORPORATED                         Indiana            Quad Cities Landfill
MISSION COUNTRY DISPOSAL                             California         Tri City Disposal
MORRO BAY GARBAGE SERVICE                            California
MURREY'S DISPOSAL COMPANY, INC.                      Washington         Olympic Disposal
NEBRASKA ECOLOGY SYSTEMS, INC.                       Nebraska
NOBLES COUNTY LANDFILL, INC.                         Minnesota
NORTHERN PLAINS DISPOSAL INC.                        Delaware
NORTHWEST CONTAINER SERVICES, INC.                   Oregon
OKLAHOMA CITY WASTE DISPOSAL, INC.                   Oklahoma
OKLAHOMA LANDFILL HOLDINGS, INC.                     Delaware
OSAGE LANDFILL, INC.                                 Oklahoma
PIERCE COUNTY LANDFILL MANAGEMENT, INC.              Delaware
PIERCE COUNTY RECYCLING COMPOSTING & DISPOSAL, LLC   Washington
PSI ENVIRONMENTAL SERVICES INC.                      Indiana            PSI WASTE
PSI ENVIRONMENTAL SYSTEMS, INC.                      Indiana            PSI WASTE
RAILROAD AVENUE DISPOSAL, LLC                        Delaware
RED CARPET LANDFILL, INC.                            Oklahoma
RH    FINANCIAL CORPORATION                          Washington
RHINO SOLID WASTE, INC.                              New Mexico
RURAL WASTE MANAGEMENT, INC.                         Oklahoma
SAN LUIS GARBAGE COMPANY                             California         SLOCO Recycles
SANTEK ENVIRONMENTAL OF MISSISSIPPI, L.L.C.          Mississippi
SCOTT SOLID WASTE DISPOSAL COMPANY                   Tennessee          TWM-Landfill
SCOTT WASTE SERVICES, LLC                            Kentucky
SEDALIA LAND COMPANY                                 Colorado
SOUTH COUNTY SANITARY SERVICE, INC.                  California         Nipomo Garbage
                                                                           Company
                                                                        Nipomo Recycling
                                                                          Center
SOUTHERN PLAINS DISPOSAL, INC.                       Delaware
TACOMA RECYCLING COMPANY, INC.                       Washington
TENNESSEE WASTE MOVERS, INC.                         Delaware           Volunteer Landfill
WASCO COUNTY LANDFILL, INC.                          Delaware           Republic Services of
                                                                           Oregon I
WASTE CONNECTIONS MANAGEMENT SERVICES, INC.          Delaware
WASTE CONNECTIONS OF ALABAMA, INC.                   Delaware           Competitive Waste
                                                                           Systems
WASTE CONNECTIONS OF ARIZONA, INC.                   Delaware
WASTE CONNECTIONS OF ARKANSAS, INC.                  Delaware
WASTE CONNECTIONS OF CALIFORNIA, INC.                California         Amador Disposal Service
                                                                        Betts Disposal Service
                                                                        GreenTeam
                                                                        GreenTeam of San Jose
                                                                        Mother Lode Sani-Hut
                                                                        Sani-Hut Portable
                                                                           Toilets
                                                                        Westside Sanitation
WASTE CONNECTIONS OF COLORADO, INC.                  Delaware           Denver Roll-Off Service
                                                                        Platte Valley Disposal
                                                                        Town & Country
                                                                           Disposal
WASTE CONNECTIONS OF IDAHO, INC.                     Indiana            Mountain Jack
                                                                           Environmental Services
WASTE CONNECTIONS OF ILLINOIS, INC.                  Delaware           Millenium Waste
                                                                        Millenium Waste
                                                                           of Mansfield
WASTE    CONNECTIONS OF IOWA, INC.                   Iowa               Huberg Solid Waste
                                                                           Management
                                                                        Millenium Waste
                                                                        Stone Roll-Off
                                                                        Stone Sanitation
                                                                        Town & Country
                                                                          Disposal
                                                                        Whaley Waste
                                                                           Systems
WASTE CONNECTIONS OF KANSAS, INC.                    Delaware           Best Yet Refuse
                                                                        Collectia LTD
                                                                        Dual County
                                                                           Sanitation
                                                                        Northend Disposal
                                                                        R-Arrow
                                                                        Salina Waste Systems
                                                                        Anderson Trash Service
WASTE CONNECTIONS OF KENTUCKY, INC.                  Delaware           Corbin's Disposal
                                                                           Service
                                                                        Kentucky Waste
                                                                           Waste Systems, Inc.
                                                                        Mid-State Recycling
                                                                           Waste Systems
                                                                        Mid-State Waste
                                                                        Waste Systems, Inc.
WASTE CONNECTIONS OF MINNESOTA, INC.                 Minnesota          Hendrickson Sanitation
                                                                        L & L Sanitation
                                                                        Ritter's Sanitary
                                                                           Service
                                                                        Schaap Sanitation
                                                                        Ulrich Sanitation
WASTE CONNECTIONS OF MISSISSIPPI, INC.               Delaware           Asco Sanitation
                                                                        Best Waste & Recycling
                                                                        Buck Run Landfill
                                                                        Northeast Mississippi
                                                                           Regional Landfill
                                                                        Oxford Waste
                                                                           Services
WASTE CONNECTIONS OF MISSOURI, INC.                  Delaware
WASTE CONNECTIONS OF MONTANA                         Delaware           Bitterroot Disposal
                                                                        Victor Transfer
WASTE CONNECTIONS OF NEBRASKA, INC.                  Delaware           Allied Refuse
                                                                        B&B Sanitary Service
                                                                        Big Red Roll Off
                                                                        Central Waste
                                                                           Disposal
                                                                        Community Refuse
                                                                        J-D Sanitation
                                                                        J&J Sanitation
                                                                        Midwest Refuse
                                                                           Service Commercial
                                                                        Omega Systems
                                                                        Papillion Sanitation
                                                                        River City Recycling
                                                                        Sanitation Systems
                                                                        Saunders County
                                                                           Disposal
                                                                        Schaben Sanitation
                                                                        Shrader Refuse and
                                                                           Recycling Service
                                                                           Company
                                                                        The Garbage
                                                                           Company
                                                                        Ummel Sanitation
                                                                        Wahoo Sanitation
WASTE CONNECTIONS OF NEW MEXICO, INC.                Delaware           Silva Sanitation
                                                                        Southwest Disposal
WASTE CONNECTIONS OF OKLAHOMA, INC.                  Oklahoma           B&B Sanitation

                                                                        Metropolitan Waste
                                                                           Services
                                                                        Oklahoma Disposal
                                                                           & Sanitation
                                                                        S-N-S Disposal
                                                                        Waste Connections
WASTE CONNECTIONS OF OREGON, INC.                    Oregon             Ace Sanicans
                                                                        Bandon Disposal
                                                                           Recycling
                                                                        Buck's Sanitary
                                                                           Service
                                                                        Clatskanie Sanitary
                                                                           Service
                                                                        EWSI
                                                                        Environmental Waste
                                                                           Systems
                                                                        Hank's Septic Tank
                                                                           Service
                                                                        Hood River Garbage
                                                                           Service
                                                                        Hood River Recycling
                                                                           & Transfer Station
                                                                        Hudson Portable
                                                                           Toilet Service
                                                                        Hudson's Garbage
                                                                           Service
                                                                        Jack Fleming Sanitary
                                                                           Service
                                                                        Lebanon-Sweet Home
                                                                           Septic Tank Service
                                                                        Les' Sanitary Service
                                                                        North Bend Sanitation
                                                                           Service
                                                                        Public Disposal and
                                                                           Recyling Center
                                                                        Refuse Removal
                                                                        Sweet Home
                                                                           Sanitation Service
                                                                        Sweet Home Transfer
                                                                           & Recycling
                                                                        The Dalles Transfer
                                                                           Station
                                                                        The Dalles Disposal
                                                                        Wally's Portable
                                                                           Restrooms
WASTE CONNECTIONS OF SOUTH DAKOTA, INC.              South Dakota       A & C Keiffer Sanitation
                                                                        Art's Garbage Service
                                                                        Breck Sanitation
                                                                        Cook's Wastepaper
                                                                           & Recycling
                                                                        Dakota Data Shred
                                                                        Envirotech Waste
                                                                           Services
                                                                        Keiffer Sanitation
                                                                        Novak Enterprises
                                                                        Novak Sanitary
                                                                           Service
                                                                        Pierre Recycling
                                                                           Center
                                                                        Ron's Dray
                                                                        Sioux Valley
                                                                           Sanitation Service
                                                                        Steve's Garbage
                                                                           Service
                                                                        Van Zee Sanitary
                                                                           Service
                                                                        Walker Refuse
WASTE CONNECTIONS OF TENNESSEE, INC.                 Delaware           Asco Sanitation

                                                                        Cumberland Waste
                                                                           Disposal
                                                                        LMP Transportation
                                                                           Company
                                                                        Ocoee Environmental
                                                                           Services
                                                                        Scott Solid Waste
                                                                        Snelson's Trash Service
                                                                        Southern Disposal
WASTE CONNECTIONS OF TEXAS, LLC                      Delaware
WASTE CONNECTIONS OF THE CENTRAL VALLEY, INC.        California         Environmental Waste
                                                                           Management
                                                                        Kingsburg Disposal
                                                                           Service
WASTE    CONNECTIONS OF UTAH, INC.                   Delaware           City Sanitation
                                                                        Roche & Sons
WASTE CONNECTIONS OF WASHINGTON, INC.                Washington         Buchmann Sanitation
                                                                           Service
                                                                        Clark County Disposal
                                                                           Group
                                                                        Colfax Recycling
                                                                        Diamond Fab and
                                                                           Welding Service
                                                                        Empire Disposal Hauling
                                                                        Hero
                                                                        Household
                                                                           Environmental
                                                                           Recycling Operation
                                                                        The Disposal Group
                                                                        Twin City Sanitary
                                                                           Service
                                                                        Vancouver Sanitary
                                                                           Service
WASTE CONNECTIONS OF WYOMING, INC.                   Delaware           Edwal Services
WASTE CONNECTIONS TRANSPORTATION CO., INC.           Oregon
WASTE SERVICES OF MISSISSIPPI, LLC                   Mississippi
WASTE SERVICES OF N.E. MISSISSIPPI, INC.             Mississippi
WASTE SOLUTIONS GROUP OF SAN BENITO, LLC             Delaware
WCI OF GEORGIA, INC.                                 Delaware
WEST COAST RECYCLING AND TRANSFER, INC.              Oregon             Public Disposal and
                                                                           Recycling Center
                                                                        Store-It
WEST BANK ENVIRONMENTAL SERVICES, INC                Indiana            Westbank Sanitation
WYOMING ENVIRONMENTAL SERVICES, INC.                 Indiana
WYOMING ENVIRONMENTAL SYSTEMS, INC.                  Indiana            Wyoming Waste
                                                                           Systems